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                             STOCK PURCHASE WARRANT

         This Warrant is issued as of the 30th day of June, 1999, by TRIANGLE IMAGING GROUP, INC., a Florida corporation (the "Company"), to WATERSIDE CAPITAL CORPORATION, a Virginia corporation ("WSCC"), or its registered assignee, (together with WSCC the "Holder" or "Holders").

                                   AGREEMENT:

                  1.       ISSUANCE OF WARRANT; TERM.

                           1.1 For and in  consideration of WSCC purchasing from
the Company 700 shares of its Series D Convertible Preferred Stock, par value $1,000 per share (the "Preferred Stock"), pursuant to the terms of a Series D Convertible Preferred Stock Purchase Agreement of even date (the "Agreement"), and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company grants to Holder the right to purchase 80,000 shares of the Company's common stock (the "Common Stock").

                           1.2 The shares of Common Stock issuable upon exercise
of this Warrant are referred to as the "Shares." For purposes of this Warrant the term "fully diluted basis" will be determined in accordance with generally accepted accounting principles.

                           1.3 20,000 of the Shares vest upon the  execution  of
this Warrant. The remaining Shares will vest at a rate of 12,000 shares on each of the five anniversary dates of this Agreement provided that on such anniversary date shares of Series D Convertible Preferred Stock remain outstanding.

                           1.4 This Warrant will be  exercisable  in  accordance
with the vesting provisions of Section 1.3 in whole or in part at any time and from time to time from the date hereof until June 30, 2009.

                  2. EXERCISE PRICE. The exercise price (the "Exercise Price") per share for which all or any of the Shares may be purchased under this Warrant will be $1.15 per Share.

                  3.       EXERCISE.

                           3.1 This  Warrant may be exercised by the Holder (but
only on the following conditions ) as to all or any increment or increments of 100 Shares (or the balance of the Shares if less than such number), on delivery of written notice of intent to exercise to the Company at the following address:
1800 NW 49th Street, Suite 100, Fort Lauderdale, Florida 33309 or such other address as the Company designates in a written notice to the Holder, together with this Warrant and payment to the Company of the aggregate Exercise Price of the Shares so purchased. The Exercise Price will be payable by certified check or other certified funds. On exercise of this Warrant, the Company will as promptly as practicable, and in any event within 15 days thereafter, execute and deliver to the Holder a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and

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denominations as are requested by such Holder. If this Warrant is exercised with respect to less than all of the Shares, the Holder is entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant has not been exercised, and such new Warrant will in all other respects be identical to this Warrant. The Holder will pay when due any and all state and federal issue taxes payable in respect of the issuance of this Warrant or the issuance of any Shares on exercise of this Warrant.

                           3.2 If the shares of the  Company's  Common Stock are
subdivided or combined into a greater or smaller number of shares of Common Stock, the Target Price shall be proportionately adjusted by the ratio which the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock to be outstanding immediately after such event.

                  4. COVENANTS AND CONDITIONS. The above provisions are subject to the following:

                           4.1  Neither  this  Warrant  nor the Shares have been
registered under the Securities Act or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and applicable Blue Sky Laws or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws (the Company acknowledges that Williams, Mullen, Clark & Dobbins is acceptable counsel). Transfer of the shares issued on the exercise of this Warrant will be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares will bear substantially the following legend:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR
                  (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

         The Holders and the Company will execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Common Stock issued on exercise hereof with applicable federal and state securities laws.

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                           4.2 All Shares  issued on  exercise  of this  Warrant
will, on issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company will at all times reserve and keep available for issuance on the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

                           4.3  Except  for stock  option  grants  to  officers,
directors, employees and consultants to the Company and the sale of any shares of the Company's capital stock to employees of the Company pursuant to any direct stock purchase program, the Company will not sell any shares of the Company's capital stock at a price below the Fair Market Value of such shares (as defined in Section 8), without the prior written consent of the Holder. If the Company sells shares of the Company's capital stock in violation of this
Section 4.3, the number of shares issuable on exercise of this Warrant will be equal to the product obtained by multiplying the number of shares issuable under this Warrant before such sale by the quotient obtained by dividing (i) the Fair Market Value of the Shares issued in violation of this Section 4.3 by (ii) the price at which such Shares were sold.

                           4.4  Any  Holder  or  subsequent  transferee  of  the
Warrant or the Shares shall not, and any employee, officer, director, or affiliates of any such Holder or subsequent transferee shall not, lend, sell or cause to be lent or sold any of the shares of Company Common Stock underlying the Warrant during the term of the Warrant or any Shares during any applicable restricted holding period required under federal or state securities laws effective upon exercise of the Warrant absent registration of the Warrant or Shares under the Act, or upon delivery of an opinion of counsel acceptable to the Company that such registration is not required in connection with such proposed transfer.

                  5. TRANSFER OF WARRANT. Subject to the provisions of Section 4, this Warrant may be transferred by the Holder on presentation of this Warrant to the Company along with an opinion of counsel acceptable to the Company that such transfer complies with all applicable state and federal securities laws, if requested by the Company, with written instructions for such transfer. On such presentation for transfer, the Company will promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company will pay all expenses incurred by it in connection with the preparation, issuance and delivery of Warrants under this Section.

                  6.  WARRANT  HOLDER  NOT  SHAREHOLDER.   Except  as  otherwise
provided, this Warrant does not confer on the Holder, as such, any right whatsoever as a shareholder of the Company. Notwithstanding the foregoing, if the Company offers to all of the Company's shareholders the right to purchase any securities of the Company, then, for such purpose, all shares of Common Stock that are subject to this Warrant shall be deemed to be outstanding and owned by the Holder and the Holder shall be entitled to participate in such rights offering. The Company will not grant any preemptive rights with respect to any of its capital stock without the prior written consent of Holder. The Company will not issue any additional securities, other than the Series D Convertible Preferred Stock issued on even dated herewith, which entitle the holder thereof to obtain any preference over holders of Common Stock on the

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dissolution,  liquidation,  winding-up,  sale,  merger, or reorganization of the
Company without the prior written consent of the Holder.

                  7.       ADJUSTMENT ON CHANGES IN STOCK.

                           7.1  If  all  or  any  portion  of  this  Warrant  is
exercised after any stock split, stock dividend, recapitalization, combination of shares of the Company or other similar event, occurring after the date hereof, then the Holder exercising this Warrant will receive, for the aggregate price paid on such exercise, the aggregate number and class of shares that the Holder would have received if this Warrant had been exercised immediately before such stock split, stock dividend, recapitalization, combination of shares or other similar event. If any adjustment under this Section 7.1 would create a fractional share of Common Stock or a right to acquire a fractional Share such fractional Share be disregarded and the number of Shares subject to this Warrant will be the next higher number of shares, rounding all fractions upward.
Whenever there is an adjustment under this Section 7.1, the Company will forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

                           7.2  If  all  or  any  portion  of  this  Warrant  is
exercised after any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company or other similar event, occurring after the date hereof and, as a result of, shares of Common Stock are changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant will receive, for the aggregate price paid on such exercise, that number of shares of Common Stock or other security for which the Common Stock was exchanged determined by (i) dividing the aggregate price paid on such exercise by the Exercise Price, and (ii) multiplying such quotient by the exchange ratio applicable to such event. If any adjustment under this
Section 7.2 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share will be disregarded and the number of shares subject to this Warrant will be the next higher number of shares, rounding all fractions upward. Whenever there is an adjustment pursuant to this Section 7.2, the Company will forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

                  8.       FAIR MARKET VALUE.

                           The  Fair   Market   Value  of  each  Share  will  be
determined as follows:

                           8.1 If the  Company  is at the  time of  valuation  a
reporting company under the Securities Exchange Act of 1934, as amended, and its shares of Common Stock are actively traded on the NASD OTC Bulletin Board, Nasdaq SmallCap Market, Nasdaq NMS, AMEX, or NYSE, then the Fair Market Value of such Shares shall be equal to, at any date, the average of the closing market prices for 20 consecutive business days prior to the valuation date. If no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as so reported shall represent the closing market price for that day.

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                           8.2 If 8.1 does not apply, then the Fair Market Value
of each Share will be the fair value as determined in good faith by the Board of Directors. If the Holder objects to this valuation, then it shall have the right to an appraisal conducted as follows:

                                    8.2.1 The  Company  and the Holder will each
appoint an independent, experienced appraiser who is a member of a recognized professional association of business appraisers. The two appraisers will determine the value of the shares of Common Stock that would be issued on the exercise of the Warrant, without taking into consideration that such shares would constitute a minority interest, and would lack liquidity but assuming that the sale would be between a willing buyer and a willing seller, both of whom have full knowledge of the financial and other affairs of the Company, and neither of whom is under any compulsion to sell or to buy.

                                    8.2.2 If the  highest of the two  appraisals
is not more than 10% more than the lowest of the appraisals, the Fair Market Value will be the average of the two appraisals. If the highest of the two appraisals is 10% or more than the lowest of the two appraisals, then a third appraiser shall be appointed by the two appraisers, and if they cannot agree on a third appraiser, the American Arbitration Association will appoint the third appraiser. The third appraiser, regardless who appoints him or her, must have the substantially same qualifications as the first two appraisers.


                                    8.2.3  The  Fair  Market   Value  after  the
appointment of the third appraiser will be the mean of the three appraisals and shall be the conclusive and binding upon the parties .

                  9. GOVERNING LAW. This warrant will be governed by the laws of the State of Florida.

                  10. SEVERABILITY. If any provision(s) of this Warrant or the application thereof to any person or circumstances is invalid or unenforceable to any extent, the remainder of this Warrant and the application of such provisions to other persons or circumstances, will not be affected and will be enforced to the greatest extent permitted by law.

                  11. COUNTERPARTS. This Warrant may be executed in any number of counterparts and be different parties to this Warrant in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same Warrant.

         IN WITNESS, the parties have set their hands as of the date first above written.

                                      TRIANGLE IMAGING GROUP, INC., a Florida
                                      corporation

                                      By /s/ HAROLD S. FISCHER
                                        ----------------------------------------
                                        Harold S. Fischer, President and
                                        Chief Executive Officer


                                      WATERSIDE CAPITAL CORPORATION,
                                      a Virginia corporation

                                      By /s/ GERALD T. McDONALD
                                        ----------------------------------------
                                        Gerald T. McDonald
                                        Its: Secretary/Treasurer


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